UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 15, 2011

CHINA GENGSHENG MINERALS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-34649	91-0541437
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

No. 88 Gengsheng Road,
Dayugou Town, Gongyi, Henan,
People’s Republic of China
(Address of Principal Executive Offices)

451271
(Zip Code)

(86) 371-64059818
Registrant’s telephone number, including area code

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 Departure of Directors or Certain officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 15, 2011, the Board of Directors of China GengSheng Minerals, Inc. (the “Company”) elected Mr. Ningsheng Zhou, age 53, as a new member of the Board of the Directors of the Company (the “Board”) effective immediately.

Mr. Zhou currently has been a professor and President of Research Institute of High Temperature Materials of Henan Technology University since 2004. From 2000 to 2004, Mr. Zhou was a Vice President of Luoyang Refractory Research Institute. Mr. Zhou is a research expert in the refractory industry with more than 20 years of research experiences in the refractory industry.

Mr. Zhou received his Ph. D. degree from the University of Montreal in Canada in 2000 and a Master of Inorganic Non-Metallic Materials from Luoyang Refractory Research Institute in China in 1987. Mr. Zhou received his undergraduate degree in Refractory Materials from the University of Wuhan Technology in 1982 and also had been a visiting scholar in Germany.

On June 20, 2011, the Company entered into a consulting agreement with Mr. Zhou, to advise the Company in its operations and provide guidance and assistance in the research and development of refractory materials. The consulting agreement calls for compensation of $17,544 per month plus expenses. Mr. Zhou will continue to receive compensation pursuant to his consulting agreement with the Company and will not receive additional compensation for his director role.

Note Regarding Forward-Looking Statements

This filing contains statements that are forward-looking within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance or achievements, and may contain the words “estimate,” “project,” “intend,” “forecast,” “anticipate,” “plan,” “planning,” “expect,” “believe,” “will,” “will likely, ” “should,” “could,” “would,” “may” or words or expressions of similar meaning. Such forward-looking statements are only predictions and are not guarantees of future performance. Investors are cautioned that any such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties, certain assumptions and factors relating to the operations and business environments of China Gengsheng Minerals, Inc. and its subsidiaries that may cause the actual results of the companies to be materially different from any future results expressed or implied in such forward-looking statements. Although China Gengsheng Minerals, Inc. believes that the expectations and assumptions reflected in the forward-looking statements are reasonable based on information currently available to its management, China Gengsheng Minerals, Inc. cannot guarantee future results or events. China Gengsheng Minerals, Inc. expressly disclaims a duty to update any of the forward-looking statement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA GENGSHENG MINERALS, INC.

Date: July 18, 2011

By: /s/ Shunqing Zhang
       Name: Shunqing Zhang
       Title: Chief Executive Officer